UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2023

QUINCE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38890	90-1024039
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 1250 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 910-5717

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	QNCX	The Nasdaq Stock Market LLC
Series A Junior Participating Preferred Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2023, the Board of Directors of Quince Therapeutics, Inc. (the “Company”) appointed Brendan Hannah to the position of Chief Operating Officer of the Company. Mr. Hannah will continue to serve as Chief Business Officer and the principal financial officer and principal accounting officer of the Company.

Brendan Hannah, age 38, has served as the Company’s Chief Business Officer since May 2022, and as Company’s principal financial officer and principal accounting officer since March 2023. Previously, Mr. Hannah served as the Chief Operating Officer of Novosteo Inc., a biopharmaceutical company, from November 2021 to May 2022. Previously, Mr. Hannah was the Chief Business Officer of Neuroptika, Inc., a biopharmaceutical company, from January 2019 to October 2021, and as the Co-Founder and Vice President of Operations and Strategy of Geom Therapeutics, a biopharmaceutical company, from January 2017 to March 2020. Mr. Hannah was the Head of Corporate Development at Agenovir Corporation from January 2017 to January 2018. Mr. Hannah holds an M.B.A from the University of California, Los Angeles Anderson School of Management and a B.A. in Economics from Colorado College.

In connection with his appointment as Chief Operating Officer, the Compensation Committee of the Board of Directors of the Company granted Mr. Hannah an option to purchase 75,000 shares of the Company’s Common Stock (the “Option”) pursuant to the Company’s 2019 Equity Incentive Plan, at an exercise price per share equal to $0.99, the fair market value of the Company’s Common Stock on the grant date. The total number of shares subject to the Option will vest in 48 equal monthly installments from the vesting commencement date of October 23, 2023, subject to Mr. Hannah’s continuous service with the Company through each applicable vesting date.

There are no family relationships between Dr. Hannah and any of the Company’s current or former directors or executive officers. Dr. Hannah is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINCE THERAPEUTICS, INC.

	By:	/s/ Dirk Thye
Date: October 26, 2023	Name:	Dirk Thye
	Title:	Chief Executive Officer